UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 7, 2015

SunEdison, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or other jurisdiction of Incorporation)	1-13828 (Commission File Number)	56-1505767 (I.R.S. Employer Identification Number)

13736 Riverport Dr. Maryland Heights, Missouri (Address of principal executive offices)	63043 (Zip Code)

(314) 770-7300 (Registrant's telephone number, including area code)
Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provision (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On June 29, 2015, we filed a Current Report on Form 8-K (the “Original Form 8-K”) to provide a recast of our consolidated financial statements on Form 10-K for the year ended December 31, 2014 to reflect changes due to the discontinued operations of SunEdison Semiconductor, Ltd.
We are filing this Amendment No. 1 (the “Amendment”) on Form 8-K/A solely to include the signature page that was inadvertently omitted in the Original Form 8-K and to correct errors in the interactive data files in the XBRL exhibits.  The information previously reported in the Original Form 8-K is hereby incorporated by reference into this Amendment. Except for the inclusion of the omitted signature page and the revised XBRL exhibits, all other information included in the Original Form 8-K is unchanged.
Item 9.01. Financial Statements and Exhibits.

(d) Exhibits	Description
23.1*	Consent of Independent Registered Public Accounting Firm
99.1*	Financial Statements from the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2014, revised solely to reflect discontinued operations reporting requirements
99.2*
Management's Discussion and Analysis of Financial Condition and Results of Operations from the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2014, revised solely to reflect discontinued operations reporting requirements

101.INS	XBRL Instance Document
101.SCH	XBRL Taxonomy Extension Scheme Document
101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document
101.LAB	XBRL Taxonomy Extension Label Linkbase Document
101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document
101.DEF	XBRL Taxonomy Extension Definition Linkbase Document
*	Previously filed as exhibits on June 29, 2015 in Form 8-K
SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SUNEDISON, INC.
Date:	July 7, 2015	By:	/s/ Martin H. Truong
Name: Martin H. Truong Title: Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
23.1*	Consent of Independent Registered Public Accounting Firm
99.1*	Financial Statements from the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2014, revised solely to reflect discontinued operations reporting requirements
99.2*
Management's Discussion and Analysis of Financial Condition and Results of Operations from the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2014, revised solely to reflect discontinued operations reporting requirements

101.INS	XBRL Instance Document
101.SCH	XBRL Taxonomy Extension Scheme Document
101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document
101.LAB	XBRL Taxonomy Extension Label Linkbase Document
101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document
101.DEF	XBRL Taxonomy Extension Definition Linkbase Document
*	Previously filed as exhibits on June 29, 2015 in Form 8-K

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